EXHIBIT 10.1

                                 AMENDMENT NO. 2

      This Amendment No. 2 dated as of September 16, 1998 ("Agreement"), is among Carriage Services, Inc., a Delaware corporation (the "Borrower"), the lenders signatory to the Credit Agreement described below (the "Lenders"), and NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., as agent (the "Agent") for the Lenders.

                                  INTRODUCTION

      Reference is made to the Credit Agreement dated as of September 9, 1997 (as modified, the "Credit Agreement") among the Borrower, the Lenders, and the Agent. The Borrower, the Lenders, and the Agent have agreed to increase the amount of the Commitments under the Credit Agreement to $225,000,000 and make other amendments to the Credit Agreement as set forth herein in connection therewith.

      THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Agent and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2.  AMENDMENT.

      (a) The Lenders which are parties to the Credit Agreement prior to the execution of this Agreement are retaining or increasing their respective existing Commitments, and each of Chase Bank Texas, N.A., Wells Fargo Bank (Texas), National Association, and Paribas are committing to respective Commitments such that upon the effectiveness of this Agreement, the Commitments of each Lender shall be those set forth for such Lender on the signature pages of this Agreement, and the aggregate amount of such Commitments shall be $225,000,000. The effective date for this increase shall be the date of this Agreement, and following the effectiveness of this Agreement and as of such date, (a) the Agent shall record the new Commitments in the Register, (b) the Agent shall reallocate all outstanding Advances and all participation interests in Letters of Credit, if any, so that the Lenders hold such Advances and participation interests in Letters of Credit ratably in accordance with their Commitments, and (c) each of Chase Bank Texas, N.A., Wells Fargo Bank (Texas), National Association, and Paribas shall be a party to the Credit Agreement for all purposes and have all of the rights and obligations of a Lender thereunder.
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      (b) A new definition of "Amendment No. 2" is added to Section 1.1 of the
Credit Agreement in the appropriate alphabetical order as set forth below:

            "AMENDMENT NO. 2" means the Amendment No. 2 dated as of September 16, 1998, among the Borrower, the Agent, and the Lenders amending the terms of this Agreement.

      (c) Section 2.01 of the Credit Agreement is amended by deleting the first sentence thereof in its entirety and replacing it with the following:

      Section 2.01 COMMITMENT TO MAKE ADVANCES. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time-to-time on any Business Day during the period from the date of this Agreement until the Maturity Date in an aggregate amount not to exceed at any time outstanding (a) the amount set opposite such Lender's name on the signature pages of the Amendment No. 2 as its Commitment, or if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender as its Commitment in the Register maintained by the Agent pursuant to Section 9.06(c), as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment") LESS (b) such Lender's Pro Rata Share of the Letter of Credit Exposure at such time LESS (c) such Lender's Pro Rata Share of the Swing Line Loan at such time.

      (d) Section 2.02(c)(i) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

            (c) CERTAIN LIMITATIONS. Notwithstanding anything in paragraphs (a) and (b) above:

                   (i) at no time shall there be more than ten Interest Periods applicable to outstanding Eurodollar Rate Advances;

      (e) Section 7.01(k) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

            (k) CERTIFICATES; OPINION. The Borrower shall fail to deliver to the Agent within 30 days after the date of Amendment No. 2 any of the

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      following items: (i) certificates of good standing, existence and authority for each Subsidiary formed or acquired by the Borrower after the date of this Agreement (but on or prior to the date of Amendment No. 2), or (ii) a supplemental, favorable opinion of Snell & Smith, a Professional Corporation, counsel to the Borrower and its Subsidiaries, dated as of the date of Amendment No. 2, regarding the existence, good standing, and authority of each of the foregoing Subsidiaries of the Borrower, in form and substance reasonably satisfactory to the Agent.

      (f) Article IV of the Credit Agreement is amended by adding thereto, in appropriate numerical order, the following Section 4.21:

      Section 4.21. YEAR 2000.

            (a) The Borrower (i) has begun analyzing the operations of the Borrower and its Subsidiaries and Affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999); and (ii) is developing a plan for becoming Year 2000 compliant in a timely manner. The Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its Subsidiaries and Affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Change.

            (b) The Borrower reasonably believes any suppliers and vendors that are material to the operations of the Borrower or its Subsidiaries and Affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Change.

            (c) The Borrower will promptly notify the Agent in the event the Borrower determines that any computer application which is material to the operations of the Borrower, its Subsidiaries, or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to cause a Material Adverse Change.

      (g) The Schedules to the Credit Agreement are amended by replacing
SCHEDULE

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1 to the Credit Agreement with SCHEDULE 1 attached to this Agreement.

      Section 3. EFFECTIVENESS. The effectiveness of the amendments in Section 2 of this Agreement are subject to the satisfaction of the condition precedent that the Borrower shall have delivered or shall have caused to be delivered the documents and other items (other than the items indicated as post-closing documents) listed on the Closing Documents List dated as of even date with this Agreement, each in form and with substance satisfactory to the Agent and where applicable executed by the appropriate parties thereto.

      Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

      Section 5. EFFECT ON CREDIT DOCUMENTS. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the Agent's or any Lender's rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

      Section 6. EFFECTIVENESS. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when the Agent shall have received duly and validly executed counterparts hereof signed by the Borrower, the Agent, and the Lenders.

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      Section 7.  MISCELLANEOUS.  The  miscellaneous  provisions of the Credit
Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED as of the date first above written.


                                    BORROWER:

                                    CARRIAGE SERVICES, INC.


                                    By: _______________________________________
                                          Thomas C. Livengood, Executive Vice
                                          President and Chief Financial Officer


                                     AGENT:

                                    NATIONSBANK, N.A., successor in interest by merger to NationsBank of Texas, N.A., as Agent


                                    By: _______________________________________
                                          Albert L. Welch
                                          Vice President

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                                    LENDERS:

                                    NATIONSBANK, N.A., successor in interest by merger to NationsBank of Texas, N.A.

Commitment:  $40,000,000            By:__________________________________
                                          Albert L. Welch
                                          Vice President


                                    PROVIDENT SERVICES, INC.


Commitment:  $50,000,000            By: __________________________________
                                          Daniel M. Chong
                                          Vice President


                                    BANK ONE, TEXAS, NA


Commitment:  $30,000,000            By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________

                                    CIBC INC.


Commitment:  $15,000,000            By:___________________________________
                                    Name: ________________________________
                                    Title: _______________________________


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                                    FIRST UNION NATIONAL BANK, successor in
                                    interest by merger to Corestates Bank, N.A.


Commitment:  $20,000,000            By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________


                                    TORONTO DOMINION (TEXAS), INC.


Commitment:  $20,000,000            By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________


                                    CHASE BANK TEXAS, N.A.


Commitment:  $20,000,000            By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________


                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION

Commitment:  $15,000,000            By: ___________________________________
                                    Name: ________________________________
                                    Title: _______________________________

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                                    PARIBAS


Commitment:  $15,000,000            By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________

                                    By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________

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